EXHIBIT j


                               Powers of Attorney

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

James M. Anderson,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT...................................................................SEC File 811-09076
     Excel Performance VUL Form N-6 to be filed during 2008....................SEC File No. to be assigned


This Power of Attorney is effective June 16, 2008 and remains in effect until revoked or revised.

                           Signed:        /s/ James M. Anderson
                                    --------------------------------------------
                                        James M. Anderson
                                        Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product


Robert C. Barth,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Jan M. Connolly, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:
CARILLON LIFE ACCOUNT...................................................................SEC File 811-09076
     Excel Performance VUL Form N-6 to be filed during 2008....................SEC File No. to be assigned


This Power of Attorney is effective June 16, 2008 and remains in effect until revoked or revised.


               Signed:  /s/ Robert C. Barth
                        ----------------------------------
                            Robert C. Barth
                            Senior Vice President and Chief Accounting Officer

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

Michael S. Cambron,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT...................................................................SEC File 811-09076
     Excel Performance VUL Form N-6 to be filed during 2008....................SEC File No. to be assigned

This Power of Attorney is effective June 16, 2008 and remains in effect until revoked or revised.

                           Signed:      /s/ Michael S. Cambron
                                    --------------------------------------------
                                        Michael S. Cambron
                                        Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

Michael A. Fisher,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT...................................................................SEC File 811-09076
     Excel Performance VUL Form N-6 to be filed during 2008....................SEC File No. to be assigned

This Power of Attorney is effective June 16, 2008 and remains in effect until revoked or revised.

                           Signed:    /s/ Michael A. Fisher
                                    --------------------------------------------
                                        Michael A. Fisher
                                        Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

Gary T. Huffman,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT...................................................................SEC File 811-09076
     Excel Performance VUL Form N-6 to be filed during 2008....................SEC File No. to be assigned

This Power of Attorney is effective June 16, 2008 and remains in effect until revoked or revised.

                           Signed:      /s/ Gary T. Huffman
                                    --------------------------------------------
                                        Gary T. Huffman
                                   Director, President, and CEO

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

John H. Jacobs,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT...................................................................SEC File 811-09076
     Excel Performance VUL Form N-6 to be filed during 2008....................SEC File No. to be assigned

This Power of Attorney is effective June 16, 2008 and remains in effect until revoked or revised.

                           Signed:       /s/ John H. Jacobs
                                    --------------------------------------------
                                        John H. Jacobs
                                        Director and Chairman of the Board

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

Francis V. Mastrianna, Ph.D.,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT...................................................................SEC File 811-09076
     Excel Performance VUL Form N-6 to be filed during 2008....................SEC File No. to be assigned

This Power of Attorney is effective June 16, 2008 and remains in effect until revoked or revised.

                           Signed:        /s/ Francis V. Mastrianna, Ph.D.
                                    --------------------------------------------
                                        Francis V. Mastrianna, Ph.D.
                                        Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

Thomas E. Petry,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT...................................................................SEC File 811-09076
     Excel Performance VUL Form N-6 to be filed during 2008....................SEC File No. to be assigned

This Power of Attorney is effective June 16, 2008 and remains in effect until revoked or revised.

                           Signed:     /s/ Thomas E. Petry
                                    --------------------------------------------
                                        Thomas E. Petry
                                        Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

Myrtis H. Powell, Ph.D.,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT...................................................................SEC File 811-09076
     Excel Performance VUL Form N-6 to be filed during 2008....................SEC File No. to be assigned

This Power of Attorney is effective June 16, 2008 and remains in effect until revoked or revised.

                           Signed:       /s/ Myrtis M. Anderson
                                    --------------------------------------------
                                         Myrtis H. Powell, Ph.D.
                                                 Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

Dudley S. Taft,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT...................................................................SEC File 811-09076
     Excel Performance VUL Form N-6 to be filed during 2008....................SEC File No. to be assigned

This Power of Attorney is effective June 16, 2008 and remains in effect until revoked or revised.

                           Signed:       /s/ Dudley S. Taft
                                    --------------------------------------------
                                        Dudley S. Taft
                                        Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
                         Variable Life Insurance Product

John M. Tew, Jr., M.D.,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign the initial registration statement for The Union Central Life Insurance Company variable life insurance product listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are specified as:

CARILLON LIFE ACCOUNT...................................................................SEC File 811-09076
     Excel Performance VUL Form N-6 to be filed during 2008....................SEC File No. to be assigned

This Power of Attorney is effective June 16, 2008 and remains in effect until revoked or revised.

                           Signed:            /s/ John M. Tew, Jr., M.D.
                                    --------------------------------------------
                                                 John M. Tew, Jr., M.D.
                                                        Director